                                 EXHIBIT 10.52

                               GURANTY OF LEASE

                                      BY

                  MATSUSHITA ELECTRIC CORPORATION OF AMERICA

                               GUARANTY OF LEASE

     THIS GUARANTY OF LEASE ("Guaranty") is executed as of February 18, 1999 by MATSUSHITA ELECTRIC CORPORATION OF AMERICA, a Delaware corporation ("Guarantor"), whose address is 1 Panasonic Way, Secaucus, New Jersey 07094 for the benefit of Wells Operating Partnership, L.P., a Delaware limited partnership ("Landlord"), whose address is 3885 Holcomb Bridge Road, Norcross, Georgia 30092, with reference to the following facts:

     A. Landlord and Matsushita Avionics Systems Corporation, a Delaware corporation ("Tenant") intend to enter into that certain Office Lease dated as of February 18, 1999 (the "Lease') pursuant to which Tenant shall lease from Landlord the real property described in the Lease;

     B. As a condition to Landlord's execution of the Lease, Landlord requires that the undersigned guaranty the full and timely performance of the obligations of Tenant under said Lease; and

     C. The undersigned desires that Landlord enter into the Lease with Tenant. Capitalized terms not expressly defined herein shall have the definitions set forth in the Lease.

     NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Guarantor unconditionally guaranties, without deduction by reason of setoff, defense or counterclaim, to Landlord and its successors and assigns the full and punctual payment, and the performance and observance by Tenant, of all sums, terms, covenants and conditions in the Lease to be paid, kept, performed or observed by Tenant.

     2. If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions of the Lease to be kept, performed or observed by Tenant, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Tenant. Guarantor has the right to cure any default of Tenant, provided such cure is performed in accordance with the terms and within the time periods set forth in the Lease. Notice of default shall be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed immediately against Tenant or Guarantor following any breach or default by Tenant or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity.

      3. Any act or omission of Landlord, or of its successors or assigns, constituting a waiver of any of the terms or conditions of the Lease (including, without limitation, concerning any consent required under the Lease); or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

     4. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of any covenant or condition of the Lease to be performed or observed by Tenant, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receives notice thereof.

     5. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of any federal or state bankruptcy or insolvency law or other statute or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of tenant; (f) the cessation from any cause whatsoever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

     6. Guarantor further agrees that it may be joined in any action against Tenant in connection with the obligations of Tenant and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives (a) notice of acceptance of this Guaranty,
(b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty and/or the Lease, (d) any right to require Landlord to proceed against Tenant or any other guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (g) any right of subrogation, and (h) and any and all surety or other defenses in the nature thereof including, without limitation, the provisions of California Civil Code Section 2918 and 2845 or any similar, related or successor provisions of law.

     7. This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder or to any holdover term following the term granted under the Lease or any extension or renewal thereof; provided, however, that with respect to any assignment to other than an Affiliate, this guaranty shall not apply to any modification or amendment to the Lease made after such an assignment solely to the extent of any additional obligations or modifications to existing obligations. It is specifically agreed and understood that the terms of the Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and said Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, altered or assigned.

     8. In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor's liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint and several tenant therein.

     9. In the event of any litigation between Guarantor and Landlord with respect to the subject matter hereof, the unsuccessful party to such litigation agrees to pay to the successful party all fees, costs and expenses thereof, including reasonable attorneys' fees and expenses.

     10. No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or a waiver of the same or any other right on any future occasion. This Guaranty shall not be released, modified or affected by failure or delayed on the part of Landlord to enforce any of the rights or remedies of Tenant under the Lease, whether pursuant to the terms thereof or at law or in equity.

     11. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guaranty shall be binding on each and every one of the undersigned; they shall be jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

     12. This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

     13. This Guaranty shall be governed by and construed in accordance with the laws of the State of California. The parties further agree that venue shall be proper in the Superior Court or federal district court for Orange County, California, in the event of any litigation between the parties with respect to this Guaranty.

     14. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent either to Guarantor at the address set forth on Page 1 hereof to the attention of V.P. - Facilities with a copy to the same address to the attention of General Counsel, or to Landlord, at the address set forth on Page 1 hereof, by registered or certified mail, postage prepaid, return receipt requested, by personal delivery or by nationally recognized overnight courier service and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice; (ii) if mailed, four (4) business days after the date of posting by the United States Post Office; or
(iii) if delivered by overnight courier, the date of receipt as confirmed by the courier.

     15. If Landlord desires to sell, finance or refinance the "Building" or the "Premises" (as such terms are defined in the Lease), or any part thereof, Guarantor hereby agrees to deliver to any lender or buyer designated by Landlord such estoppel statements of Guarantor as may be reasonably required by such lender or buyer. All such statements shall be received by any such lender or buyer in confidence and shall be used only for the foregoing purposes, and such lender or buyer shall acknowledge the same to Guarantor in writing (should Guarantor require such an acknowledgment) as a precondition to Guarantor's obligations under this Paragraph 15. In addition, Guarantor shall not be obligated to deliver estoppel statements hereunder more frequently than two (2) times in any calendar year.

     16. The term "Landlord" whenever hereinabove used refers to and means the Landlord in the Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of Landlord's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guarantee which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, or any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Tenant" wherever hereinabove used refers to and means the Tenant in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                        GUARANTOR:

                                        MATSUSHITA ELECTRIC CORPORATION OF
                                        AMERICA, a Delaware corporation

                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                            ---------------------------------
                                             Its: Vice President and Treasurer
                                                 -----------------------------

                                        By:  _________________________________
                                             Its:_____________________________